ROBOTIZING ENDOLUMEN SURGERY

NASDAQ:MBOT

FORWARD LOOKING STATEMENTS

THIS DOCUMENT IS PRIVATE AND CONFIDENTIAL, CONTAINS SENSITIVE BUSINESS INFORMATION OF MICROBOT MEDICAL INC. ("MICROBOT") AND IS NOT FOR PUBLIC DISTRIBUTION. This document has been prepared for informational purposes only and is provided personally to you. By accepting this document you agree to keep its contents strictly confidential, not to copy any portion of this document and to return it to Microbot promptly upon its request. This document contains summary information about Microbot, does not purport to be complete, and no representations or warranties about such information are made by Microbot or its representatives.

This document does not constitute an offer to sell or a solicitation of an offer to purchase any securities of Microbot. Any such offer will be made only pursuant to an effective registration statement or an exemption from registration.

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, relating to future events or the future financial performance and operations of Microbot. Forward-looking statements, which involve assumptions and describe Microbot's intent, belief or current expectations about its business opportunities, prospects, performance and results, are generally identifiable by use of the words "may," "could," "should," "will," "would," "expect," "anticipate," "plan," "potential," "estimate," "believe," "intend," "project," "forecast," the negative of such words and other variations on such words or similar terminology. These forward-looking statements are not guarantees of future performance and by their nature involve known and unknown risks and uncertainties that may cause actual opportunities, prospects, performance and results to vary from those presented in this document, and those variances may be material. In evaluating such statements, prospective investors should carefully consider the various risks and uncertainties identified in Microbot's public filings with the Securities and Exchange Commission, such as market risk, liquidity risk, competitive risk, regulatory risk and other commonly recognized forms of risk relating to Microbot and its securities. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this document might not occur. Microbot is not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

THE INITIAL SPARK…



EVOLUTION OF SURGERY…

…and the revolution of robotics in healthcare



1980-1990
Freehand
Surgery



1990-2000
Minimally Invasive
Surgery



Today
Robot Assisted
Surgery


Biomedical micro-robotics applications
Telemetry
Controllabe Structures
Material Removal
Targeted Therapy

Tomorrow
Micro-robotics

MICRO-ROBOTICS APPLICATIONS


Drug Delivery
Marking
Sensing
Electrodes
Brachytherapy
Occlusion
Hyperthermia
Stents
Stem Cells
Ablation
Biopsy
Scaffolding
Telemetry
Controllabe Structures
Material Removal
Targeted Therapy
Biomedical micro-robotics applications
© Healthwise, Inc
1 mm
100

Annual review of BioMed, Micro-robots for MIS, 2010

THE MEDICAL ROBOTICS MARKET

MIS Expected to Reach
>$50B Market
by 2019

Expected
>20% CAGR
through 2023

Applies to
Most Surgical Specialties

Becoming
Smaller, Automated, and More Precise

THE MEDICAL ROBOTICS MARKET

Medtronic Announces Acquisition of Mazor Robotics.

PR Newswire, September, 2018

TransEnterix Acquires MST Medical Surgery Technologies

Business Wire, September 23 , 2018

Zimmer Biomet Acquires Medtech SA, Joins Surgical Robotics Fray

Med Device Online, July 20, 2016

Globus Medical Announces Acquisition of Robotics Developer KB Medical

Reuters, August 2, 2017

Johnson & Johnson Announces Formation of Verb Surgical Inc., in Collaboration with Verily

PR Newswire, December 10, 2015

OUR MISSION

Enable all stakeholders to transform medical treatments and improve patient efficacy through our micro-invasive robotic platforms

TECHNOLOGY PLATFORMS

microbot medical

ViRob

- Autonomous Advancing Micro-Robot (AAMR)
- ViRob demonstrates the ability to advance within cavities similar to the typical human body's lumens



TipCAT

- TipCAT is a disposable, flexible, self-propelled, see & treat endoscope/catheter



CardioSert

- Combination of a guidewire and microcatheter
- Technology features unique steering and stiffness control capabilities


FLOPPY
STIFF
.014"
.007"

VIROB FIRST PRODUCT

- Self Cleaning Shunt (SCS)
- A novel shunt technology for the continuous prevention of shunt blockage in hydrocephalus and NPH patients



microbot

VP SHUNT MARKET OPPORTUNITY

ViRob
Life in motion

- Hydrocephalus and Normal Pressure Hydrocephalus (NPH), are medical conditions in which there is an abnormal accumulation of cerebrospinal fluid (CSF) in the ventricles of the brain.
- Hydrocephalus occurs in about 1 in every 500 births in the U.S. alone[1,2]
- Over 1,000,000 people in the United States currently live with hydrocephalus[1]
- It is estimated that more than 700,000 Americans have NPH, but less than 20% receive an appropriate diagnosis[1]
  – The problem is often misdiagnosed as Dementia, Alzheimer's, or Parkinson's[2]
- NPH can cause dementia, difficulty in walking and urinary incontinence[2]

1. NIH, National Institute of Neurological Disorders and Stroke. http://www.ninds.nih.gov/disorders/hydrocephalus/detail_hydrocephalus.htm
2. National Hydrocephalus Foundation. http://nhfonline.org/facts-about-hydrocephalus.htm

CURRENT SHUNT FAILURE



- Approximately 50% of shunts in the pediatric population fail within two years of placement and repeated neurosurgical operations are often required[1]
- Ventricular catheter blockage is by far the most frequent event[2]

1. Hydrocephalus Association. http://www.hydroassoc.org/complications-of-shunt-systems/
2. World Federation of Neurological Societies. http://www.wfns.org/pages/read_the_reviews/97.php?rid=5

SELF CLEANING SHUNT (SCS) – LAB STUDY

SCS showed the ability to prevent blockage on a shunt opening



AVERAGE BLOCKAGE
Blockage percentage [%]
100
90
80
70
60
50
40
30
20
10
0
~70% Occlusion Free
SCS 2
SCS 3
SCS 4
Ctrl 1
SCS 2
SCS 3
SCS 4
Control 1

ISHCSF Hydrocephalus 2014 Bristol
The Sixth Meeting of the International Society for Hydrocephalus and CSF Disorders

Laboratory Testing of Micro-Robotic Self-Cleaning Shunt

UK Shunt Testing Lab, Cambridge University, UK

CONCLUSIONS:

“Microbot Medical SCS presents low hydrodynamic resistance. The SCS behaves as a standard ventricular catheter and does not change the hydrodynamic performance of adjustable hydrocephalus valves.”

SELF CLEANING SHUNT (SCS) – PRE CLINICAL

ViRob Life in motion

- Wayne State University
  - Goal: Test and finalize the design of the Company's SCS, using Dr. Carolyn Harris' bio-reactor system that mimics human brain tissue dynamics and biology.
  - Result: Supports the SCS's potential as a viable technology for preventing occlusion in shunts used to treat hydrocephalus.

- Washington University
  - Goal: Execute the necessary animal study to determine the safety and effectiveness of the Company's SCS prototype.
  - Result: Met the primary goal to determine the safety of the Company's SCS™ device that aims to prevent obstruction in CSF catheters.

Integration of the feedback received from both studies will be used in the next development phase of the Company's SCS

INITIATION OF PIVOTAL STUDY

ViRob
Life in motion

- Commenced pivotal study for SCS in September 2018
- Includes a larger sample size compared to the initial study to validate positive outcome of initial study
- Primary and secondary endpoints will seek to validate the safety and efficacy of the SCS that will be activated in both in-vitro (lab) and in-vivo (animal) models.
- Objective is to conclude the follow up studies and publish the data in mid-2019, which keeps us on track for the regulatory submission.”

ORGANIZATION & INFRASTRUCTURE TO EXECUTE PLAN

ROBUST IP PLATFORM

FAMILY	TITLE	US PATENT/APP NO.	OTHER COUNTRIES
TipCAT	Tip Propelled Device for Motion Through a Passage	US 9,061,118 US 9,937,326 US 15/936,878	Granted: EP (DE, FR, GB, IT), CA, JP, IN , CN (3 patents)
	Inflatable Chamber Device for Motion Through a Passage	US 9,427,143 US 15/218,025	Granted: EP (DE, FR, GB, IT)
	Inflatable Balloon Device and Applications	US 8,430,810 US 8,790,246	Pending: EP
	Multi-view Imaging System	US 8,317,688	-
	Semi-Disposable Endoscope	US 8,398,540	Granted: EP (DE, FR, GB)
ViRob	Vibrating Robotic Crawler	US 8,294,333	Granted: IL, IN Pending: CN (allowed), EP
	Self Cleaning Shunt	US 9,393,389 US 15/187,003 (allowed)	Granted: CN, JP, CA Pending: EP, IN
	Stent for Restenosis Prevention	US 9,510,959	-
	Device for Prevention of Shunt Stenosis	US 9,675,748 US 15/592,227	Pending: EP (allowed), CA, IL
CardioSert	Guide Wire for Use with Cardiovascular Lesions	-	Pending: EP, IL
	Guidewire Having Selectively Adjustable Stiffness and Tip Curvature	US 9,586,029	-
	Double Concentric Guidewire	US 15/748,658	Pending: EP, CN, JP, IN, CA, IL

Tip-Propelled Endoscope

Restenosis Prevention

Semi-disposable Endoscope

Self-Cleaning Shut

Multi-view Imaging System

Robotic Crawler

Double Concentric Guidewire

PROVEN LEADERSHIP TEAM



Prof. Moshe Shoham
Member of the Scientific Advisory Board & Co-Founder

Prof. Shoham is a worldwide acclaimed authority in the field of robotics, conducting research in the robotic field for over the past 20 years, with a special focus on kinematics and dynamics of robots, sensor integration, multi-finger hands and medical applications.

- Founder of Mazor Surgical Technologies Ltd. (Nasdaq: MZOR)
- Foreign Member, US National Academy of Engineering
- Head of the robotics lab at Israel's Technion's Faculty of Mechanical Engineering. Formerly the director of the robotic laboratory of the Department of Mechanical Engineering, Columbia University, NY.



Harel Gadot
CEO, President & Chairman

Mr. Gadot was formerly a Worldwide Group Marketing Director at Ethicon Inc., a multi-billion dollar division of Johnson & Johnson company (NYSE: JNJ). Harel was with J&J for a decade between 2000-2010.

- Previously held leadership positions for Ethicon Inc. in Europe, Middle East and Africa.
- Served on the board of directors and led the business development for ConTIPI Ltd., an early stage medical device company, which was acquired by Kimberly Clark Corp (NYSE:KMB) in 2012.



Hezi Himelfarb
GM & COO

Mr. Himelfarb has more than 30 years of management experience in hi-tech and medical device companies.

- Previously served as CEO of IceCure Medical, a TASE publicly traded company. Hezi was responsible for establishing a U.S subsidiary and leading the company's transition from clinical phase to commercial sales.
- Previously was Chief Executive Officer of Remon Medical Technologies Ltd., a developer of smart, miniature implants, which was acquired in 2008 by Boston Scientific Corporation.

PROVEN LEADERSHIP TEAM



David Ben Naim
CFO

Mr. Ben Naim is a CPA licensed in the State of Israel. Prior to joining Microbot Medical, Mr. Ben Naim operated DBN Financial.

- Previously served as CFO of Insuline Medical Ltd, a public company listed on the Tel-Aviv Stock Exchange (TASE:INSL).
- Prior to that Mr. Ben Naim served as CFO of Crow Technologies 1977 Ltd, a public company listed on the OTCQB (CRWTF), from 2008 – 2011.



Ahava Stein
Director, Regulatory Affairs

Ms. Stein, is a regulatory affairs, clinical and QA consultant with over 18 years of experience working directly with the FDA.

- Regulatory experience includes all types of regulatory submissions for a wide variety of innovative medical devices.



Simon Sharon
CTO

Mr. Sharon brings 23 years of R&D and general management in the medical devices space. Prior to Microbot Medical Mr. Sharon managed the R&D at Icecure Medical, an early stage, public medical device company. Mr. Sharon was the General Manger of Anorad Israel, a subsidiary of Rockwell Automation which manufactures sub-micron precision motion systems.

- Holds a B.Sc. from the Technion Institute of Technology and an M.Sc in Mechanical engineering from MIT where he specialized in motion control and Robotics

STRENGTHENED BALANCE SHEET

microbot medical

The sale of STEM assets for
$4 million

Two separate capital market transactions totaling over
$13.5 million

Non-dilutive grants in excess of
$735,000
Israel Ministry of Economy; European Commission

MULTIPLE OPPORTUNITIES


PLATFORMS
SUB-PLATFORMS
APPLICATIONS
ViRob
Life in motion
CardioSert
TipCAT
Leading for Life
SCS
Self Cleaning Shunts/Catheters
Drug Delivery
Diagnosis
D-Stenosis
Prevention of Lumen Occlusion
TipCAT
Self Propelled Guider
Uro
Neuro
GI
ENT
Uro
Cardio
Dialysis
GYN
Uro
GI
Cardio
Neuro

INVESTMENT CONSIDERATIONS

microbot medical

- Addressing multi-billion, high growth, underserved markets
- Developing three micro-invasive medical robotic technology platforms to enhance clinician ability to treat patients with unmet medical needs
- Initial neuro product with comprehensive value propositions poised to be submitted for FDA approval within 24 months
- Potential pipeline designed to deliver additional solutions to other medical conditions every 12-24 months
- Significant IP creates barrier to entry
- Proven leadership team, includes Prof. Moshe Shoham, founder of Mazor Robotics (NASDAQ:MZOR)